UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2016

THE MICHAELS COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36501 (Commission File Number)	37-1737959 (IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas   75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On June 7, 2016, The Michaels Companies, Inc. (the “Company”) announced that Charles M. Sonsteby has been named to the newly created role of Vice Chairman of the Company, effective immediately, in addition to his roles as Chief Administrative Officer and Chief Financial Officer of the Company. In this new role, Mr. Sonsteby will assume executive responsibility for the growth and continued integration of Lamrite West, in addition to his current responsibilities.  The Company also announced that it is conducting a search for a new Chief Financial Officer.  Mr. Sonsteby will continue to serve as Chief Financial Officer until a successor has been named.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MICHAELS COMPANIES, INC.

By:	/s/ Michael J. Veitenheimer
Michael J. Veitenheimer
Executive Vice President, Secretary and General Counsel

Date: June 7, 2016